Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of iGambit Inc. (the “Company”) on

Form 10-K for the twelve months ended December 31, 2012, as filed with the Securities and

Exchange Commission on the date hereof (the “Report”), I, John Salerno, Principal Executive

Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ John Salerno

John Salerno

Principal Executive Officer

June 20, 2013